UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017 (November 21, 2017)

ICTV BRANDS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49638	76-0621102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

489 Devon Park Drive, Suite 306

Wayne, PA 19087

(Address of principal executive offices)

484-598-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry Into A Material Definitive Agreement.

Plan of Merger with ICTV Holdings, Inc.

As previously reported on January 27, 2017 by ICTV Brands Inc. (the “Company”), on January 23, 2017 ICTV Holdings, Inc., a Nevada corporation and the Company’s wholly-owned subsidiary (“ICTV Holdings”) completed the purchase of substantially all the assets of PhotoMedex, Inc., a Nevada corporation and its subsidiaries, Radiancy, Inc., PhotoTherapeutics Ltd., and Radiancy (Israel) Limited, (collectively, the “PHMD Sellers”), pursuant to an asset purchase agreement, dated October 4, 2016, by and among the Company, ICTV Holdings and the PHMD Sellers, as amended by the first amendment thereto dated January 23, 2017.

On November 16, 2017, the Company adopted a Plan of Merger pursuant to which, effective November 16, 2017, ICTV Holdings was merged with and into the Company, with the Company continuing as the surviving corporation, and each share of ICTV Holdings common stock outstanding immediately prior to the effective date was cancelled and extinguished.

Plan of Merger with Ermis Labs, Inc.

As previously reported on January 27, 2017 by the Company, on January 23, 2017 Ermis Labs, Inc., a Nevada corporation and the Company’s wholly-owned subsidiary (“Ermis Labs”) completed the purchase of substantially all the assets of Ermis Labs, Inc., a New Jersey corporation (“ELNJ”), pursuant to an asset purchase agreement, dated October 4, 2016, by and among the Company, Ermis Labs, ELNJ, and LeoGroup Private Debt Facility, L.P., as amended by the first amendment thereto dated January 23, 2017.

On November 16, 2017, the Company adopted a Plan of Merger pursuant to which, effective November 16, 2017, Ermis Labs was merged with and into the Company, with the Company continuing as the surviving corporation, and each share of Ermis Labs common stock outstanding immediately prior to the effective date was cancelled and extinguished.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Unless otherwise indicated, the following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Plan of Merger of ICTV Holdings, Inc. into ICTV Brands Inc., dated November 16, 2017.

10.2	Plan of Merger of Ermis Labs, Inc. into ICTV Brands Inc., dated November 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICTV BRANDS INC.

Date: November 21, 2017		/s/ Richard Ransom
	Name:	Richard Ransom
	Title:	President

EXHIBIT INDEX

Unless otherwise indicated, the following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Plan of Merger of ICTV Holdings, Inc. into ICTV Brands Inc., dated November 16, 2017.

10.2	Plan of Merger of Ermis Labs, Inc. into ICTV Brands Inc., dated November 16, 2017.